                                                                   EXHIBIT 10.56

                                LETTER OF CREDIT

                                                           Irrevocable Letter of
                                                            Credit No. SM416161C
                                                      Dated as of March 16, 2001

Fifth Third Bank, Trustee
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attention: Corporate Trust Department

Ladies and Gentlemen:

      First Union National Bank (sometimes hereinafter referred to as the "Bank") hereby establishes in your favor for the account of Adam Wuest Corporation, a Delaware corporation (the "Company") (as successor in interest to Adam Wuest, Inc. and Adam Wuest Realty, Inc., both being Ohio corporations) its Irrevocable Letter of Credit No. SM416161C (the "Letter of Credit") in a maximum amount of up to Two Million Two Hundred Eighty-Four Thousand Four Hundred Twenty-Five Dollars ($2,284,425) (as more fully described below) effective immediately and expiring at 5:00 p.m., Cincinnati, Ohio time, on September 30, 2001 (the "Expiration Date") or if the Expiration Date is not a business day (as hereinafter defined) on the next succeeding business day, unless terminated earlier in accordance with the provisions hereof.

      This Letter of Credit is being issued in connection with that certain Trust Indenture (the "Indenture") between the County of Hamilton, Ohio (the "Issuer") and you whereby the Issuer authorized, issued and sold certain County of Hamilton, Ohio Economic Development Revenue Refunding Bonds, Series 1994 (Adam Wuest, Inc. Project) (the "Bonds") in the aggregate principal amount of $2,980,000 (of which $2,145,000 is currently outstanding), the payment of which is secured by, among other things, this Letter of Credit. This Letter of Credit is issued pursuant to that certain Third Amended and Restated Credit Agreement dated as of June 29, 2000 by and between Sleepmaster L.L.C., Adam Wuest Corporation, as guarantor, the other guarantors party thereto, the Lenders party thereto and the Bank in its capacities as lender, issuing lender and administrative agent (the "Credit Agreement"). All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Indenture.

      As used in this Letter of Credit, the term "business day" shall mean any day of the year, other than a Saturday or a Sunday, on which banks located in the cities in which the principal corporate trust office of the Trustee pursuant to the Indenture and the principal office of the Bank are located are not required or authorized by law to remain closed and on which The New York Stock Exchange is not closed.

      You as Trustee pursuant to the Indenture, are hereby irrevocably authorized to draw on us, for the account of the Company, in accordance with the terms and conditions hereof and subject to increases and reductions in amounts as hereinafter set forth, an aggregate amount not exceeding Two Million Two Hundred Eighty-Four Thousand Four Hundred Twenty-Five Dollars ($2,284,425) (the "Stated Amount"), of which (A) an aggregate amount not exceeding Two Million One Hundred Forty-Five Thousand Dollars ($2,145,000) may be drawn upon for payment of the unpaid principal amount of the Bonds, plus (B) an aggregate amount not exceeding One Hundred Thirty-Nine Thousand Four Hundred Twenty-Five Dollars ($139,425) may be drawn upon for payment of up to 195 days accrued interest on the Bonds at a maximum rate of interest of 12% per annum.

      Funds under this Letter of Credit are only available to you against your sight draft(s) drawn on us, substantially in the form of Exhibit 1 hereto, stating on their face: "Drawn under First Union National Bank Letter of Credit No. SM416161C" and upon your presenting to us one or more of the following written certificates:

      (A) If the drawing is being made for payment of principal of the Bonds whether due upon maturity, prepayment or acceleration, a written certificate signed by you in the form of Exhibit 2 attached hereto appropriately completed (a "Principal Drawing"); and

      (B) If the drawing is being made for a payment of interest on the Bonds, a written certificate signed by you in the form of Exhibit 3 attached hereto appropriately completed (an "Interest Drawing").

      Presentation of such draft(s) and certificate(s) shall be made on a business day at our office located at 8739 Research Drive - URP4, Charlotte, NC 28262 (Attention: Standby Letter of Credit Department) or any other place which may be designated by us by written notice delivered to you. If we receive any of your drafts drawn hereunder at such office, all in strict conformity with the terms and conditions of this Letter of Credit, on or prior to the termination hereof, we will honor the same and make payment hereunder. If a draft and certificate are presented to us as aforesaid by 12:00 noon, Charlotte, North Carolina time, payment will be made, in immediately available funds by 4:00 p.m., on the next business day following presentment, otherwise, payment will be made, in immediately available funds, by 4:00 p.m. on the second business day following presentment. If requested by you, payment may be made by deposit of such funds into a designated bank account that you maintain.

      Upon receipt from you of a written certificate signed by you in the form of Exhibit 4 attached hereto appropriately completed, stating that a payment of principal on the Bonds has been made from funds other than amounts drawn under this Letter of Credit, the Stated Amount of this Letter of Credit shall be reduced by the amount of the reduction set forth in such certificate. Upon payment of a drawing hereunder, the Stated Amount of this Letter of Credit shall be reduced by the amount of such payment except that in connection with any Interest Drawing, if you have not received from us within ten (10) business days from the date of your drawing a notice from us in the form of the certificate attached hereto as Exhibit 5 appropriately completed, indicating we have not reinstated the Letter of Credit for all amounts drawn under such Interest

Drawing, your right to draw on us by an Interest Drawing shall be automatically reinstated in such amount and this automatic reinstatement of your right to make an Interest Drawing shall be applicable to successive Interest Drawings so long as this Letter of Credit shall have not terminated as set forth below.

      Only you, as Trustee, or your transferee pursuant to the terms of this Letter of Credit, may make a drawing under this Letter of Credit. Upon the payment to you, as Trustee, of the amount specified in a draft drawn hereunder, we will be fully discharged of our obligation under this Letter of Credit with respect to such draft and shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such draft to you or any other person who may have made to you or makes to you a demand for payment of principal of or interest on any Bond. By paying to you an amount demanded in such draft we make no representation as to the correctness of the amount demanded in such draft.

      This Letter of Credit applies only to the payment of principal (or that portion of the purchase price corresponding to principal) of the Bonds, and up to 195 days' interest accruing on the Bonds on or prior to the expiration of this Letter of Credit and does not apply to any interest that may accrue thereon or any principal which may be payable with respect thereto after such date.

      This Letter of Credit shall automatically terminate without any action or notice and shall be delivered to us for cancellation upon the earliest of: (i) the making by you of the final drawing available to be made hereunder; (ii) our receipt of a written certificate signed by your officer in the form of Exhibit 6 hereto appropriately completed, stating that: (a) no Bonds are Outstanding within the meaning of the Indenture; and (b) such officer is duly authorized to sign such certificate on behalf of you; (iii) our receipt of a written certificate signed by your officer and an authorized officer of the Company in the form of Exhibit 7 hereto appropriately completed, stating that: (a) an Alternate Letter of Credit (as defined in the Indenture) has been accepted by the Trustee, and (b) such officers are duly authorized to sign such certificate on behalf of you and the Company; or, (iv) the occurrence of the Expiration Date.

      To the extent not inconsistent with the express terms of this Letter of Credit, this Letter of Credit shall be governed by, and construed in accordance with, the International Standby Practices (1998) of the Institute of International Banking Law & Practice, International Chamber of Commerce Publication No. 590 ("ISP98").

      As to matters not covered by the ISP98, this Letter of Credit shall be governed by the laws of the State of North Carolina, including, to the extent not inconsistent with the ISP98, the Uniform Commercial Code as in effect in the State of North Carolina.

      Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at 8739 Research Drive - URP4, Charlotte, NC 28262 (Attention: Standby Letter of Credit Department), specifically referring to the number of this Letter of Credit.

      This Letter of Credit is transferable in its entirety to any transferee who has succeeded you as Trustee under the Indenture. Each letter of credit issued upon any such transfer may be successively transferred. Transfer of the available balance under this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit accompanied by a certificate substantially in the form of Exhibit 8 attached hereto. Following such presentation, and as soon as this original Letter of Credit is returned to us and we have been paid our customary transfer fee, we shall forthwith transfer the same to your transferee or, if so requested by your transferee, issue an irrevocable letter of credit to your transferee with provisions therein consistent with those of this Letter of Credit.

      This Letter of Credit sets forth in full our undertaking and shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds and the Indenture), except only the certificate(s) and the draft(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s) and such draft(s).

                                        Very truly yours,

                                        FIRST UNION NATIONAL BANK


                                        By:_____________________________________

                                        Its:____________________________________

                                    EXHIBIT 1

                                   SIGHT DRAFT

                                                                 ---------,-----

FOR VALUE RECEIVED

Pay on Demand to: _____________________________________________________     U.S.
___________________________________________ Dollars (U.S. $__________)

Charge to account of Adam Wuest Corporation

      Drawn under First Union National Bank Letter of Credit No. SM416161C.

      TO:   First Union National Bank
            Attn: Standby Letter of Credit Department
            8739 Research Drive - URP4
            Charlotte, NC 28262
            Phone: (704) 593-7892
            Fax: (704) 593-7937

      The sum drawn does not exceed the difference between (I) the maximum aggregate amount to be drawn under the Letter of Credit less (II) the aggregate amount of all previous drawings made under the Letter of Credit for which First Union National Bank has not reinstated, as certified to us in any Certificate of Reinstatement or Nonreinstatement heretofore delivered by you.

                                        FIFTH THIRD BANK


                                        By: ____________________________________

                                        Its: ___________________________________

                                    EXHIBIT 2

                       CERTIFICATE FOR "PRINCIPAL DRAWING"
                    (PRINCIPAL UPON PAYMENT OR ACCELERATION)

            The undersigned, a duly authorized officer of Fifth Third Bank, as Trustee (the "Trustee"), hereby certifies to First Union National Bank (the "Bank") with reference to Irrevocable Letter of Credit No. SM416161C (the "Letter of Credit", the capitalized terms defined therein and not defined herein being used as therein defined) issued by the Bank in favor of the Trustee that:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds. The total amount of Bonds outstanding (as defined in the Indenture) is $_________________.

            (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of principal upon the Bonds.

            (3) The amount of principal of the Bonds which is due and payable is $________________. The amount of the draft accompanying this Certificate does not exceed such amount.

            (4) The amount of the draft accompanying this Certificate, together with the aggregate of all prior payments made pursuant to drawings under the Letter of Credit for the payment of the principal of the bonds, does not exceed $2,980,000.

            (5) This is a (partial) (final) drawing.

            (6) The amount of the draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

            (7) Upon receipt by the Trustee of the amount demanded hereby, (a) the Trustee will apply it directly to the payment when due of the appropriate amount of principal owing on account of the Bonds pursuant to the Indenture, (b) no portion of it shall be applied by the Trustee for any other purpose, and (c) no portion of it shall be commingled with other funds held by the Trustee. This drawing is made in accordance with the provisions of the Indenture.

            IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate as of this ____ day of _________, ____.

                                        FIFTH THIRD BANK, as Trustee


                                        By: ____________________________________

                                        Its:____________________________________

                                    EXHIBIT 3

                       CERTIFICATE FOR "INTEREST DRAWING"
                               (ACCRUED INTEREST)

            The undersigned, a duly authorized officer of Fifth Third Bank, as Trustee (the "Trustee"), hereby certifies to First Union National Bank (the "Bank") with reference to Irrevocable Letter of Credit No. SM416161C (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by the Bank in favor of the Trustee as follows:

            (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds. The total amount of Bonds outstanding (as defined in the Indenture) is $___________________.

            (2) The Trustee is making a drawing under the Letter of Credit with respect to the payment of accrued and unpaid interest on the Bonds.

            (3) Interest on the Bonds is due and payable and the amount of the draft accompanying this Certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds.

            (4) The amount of interest accrued on the Bonds which is due and payable and for the payment of which the Trustee does not have available funds in the Bond Fund (as defined in the Indenture) is $______________. The amount of the draft accompanying this Certificate does not exceed such amount due as interest or in respect of interest. This is a (partial) (final) drawing.

            (5) The amount of the draft accompanying this Certificate, together with the aggregate of all prior payments made pursuant to drawings under the Letter of Credit in respect if the payment of interest accrued on the Bonds which, as certified to us by the Bank, the Bank has not reinstated, does not exceed $193,700.

            (6) The amount of the draft accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

            (7) Upon receipt by the Trustee of the amount demanded hereby, (a) the Trustee will apply it directly to the payment when due of the appropriate amount of principal owing on account of the Bonds pursuant to the Indenture, (b) no portion of it shall be applied by the Trustee for any other purpose, and (c) no portion of it shall be commingled with other funds held by the Trustee. This drawing is made in accordance with the provisions of the Indenture.

            IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate as of the ______ day of _________, ____.

                                        FIFTH THIRD BANK, as Trustee


                                        By:_____________________________________

                                        Its:____________________________________

                                    EXHIBIT 4

                    CERTIFICATE OF REDUCTION IN STATED AMOUNT

First Union National Bank
Attn: Standby Letter of Credit Department
8739 Research Drive - URP4
Charlotte, NC 28262

      Re: Irrevocable Letter of Credit No. SM416161C

Ladies and Gentlemen:

      The undersigned, a duly authorized officer of Fifth Third Bank, as Trustee (the "Trustee"), hereby certifies to First Union National Bank (the "Bank") with reference to Irrevocable Letter of Credit No. SM416161C (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by the Bank in favor of the Beneficiary that:

      (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

      (2) On the date hereof, a payment or a credit towards payment of principal on the Bonds in the amount of $_____________ has been made from funds other than amounts drawn under the Letter of Credit.

      (3) In accordance with the Letter of Credit, upon your receipt of this certificate, the Stated Amount of the Letter of Credit is reduced by $____________, which amount equals the sum of: (i) the amount of principal so paid, plus (ii) ___ days' interest on such amount of principal at the rate of ___% per annum. You may adjust your records accordingly.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate as of the _____ day of ___________,_____.

                                        FIFTH THIRD BANK, as Trustee


                                        By:_____________________________________

                                        Its:____________________________________

                                    EXHIBIT 5

                         CERTIFICATE OF NONREINSTATEMENT
                     OF AMOUNTS AVAILABLE UNDER IRREVOCABLE
                         LETTER OF CREDIT NO. SM416161C

      The undersigned, a duly authorized officer of First Union National Bank (the "Bank"), hereby certifies to the Trustee under the Trust Indenture dated as of February 1, 1994 between the County of Hamilton, Ohio (the "Issuer") and the Fifth Third Bank, as Trustee (the "Trustee") with reference to Irrevocable Letter of Credit No. SM416161C (the "Letter of Credit") issued by the Bank in favor of the Trustee that the amount drawn by the Trustee pursuant to its ___________ Drawing dated as of _______________ has not been reinstated because
(a) the Bank has not been reimbursed for such Drawing or (b) an Event of Default has occurred under the Third Amended and Restated Credit Agreement dated as of June 30, 2000 by and among Sleepmaster L.L.C., the Company, as guarantor, the other guarantors party thereto, the lenders party thereto and the Bank, in its capacity as lender, administrative agent and issuing lender thereunder, as defined in the Letter of Credit, and is continuing.

      Except as herein expressly set forth, all other terms and conditions of the Letter of Credit remain unchanged.

      IN WITNESS WHEREOF, the Bank has executed and delivered this certificate this ____ day of ___________,_____.

                                        FIRST UNION NATIONAL BANK


                                        By: ____________________________________

                                        Its:____________________________________

                                    EXHIBIT 6

                    CERTIFICATE THAT NO BONDS ARE OUTSTANDING

First Union National Bank
Attn: Standby Letter of Credit Department
8739 Research Drive - URP4
Charlotte, NC 28262

      Re:   Irrevocable Letter of Credit No. SM416161C

Ladies and Gentlemen:

      The undersigned, a duly authorized officer of Fifth Third Bank, as Trustee (the "Trustee"), and a duly authorized officer of Adam Wuest Corporation (the "Company") (as successor in interest to Adam Wuest, Inc. and Adam Wuest Realty, Inc.) hereby certify to First Union National Bank (the "Bank") with reference to the Irrevocable Letter of Credit No. SM416161C (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by the Bank in favor of the Trustee that:

      (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

      (2) No Bonds are outstanding within the meaning of the Indenture.

      (3) The undersigned officers are duly authorized to sign this certificate on behalf of the Trustee and on behalf of the Company, respectively.

      IN WITNESS WHEREOF, the Trustee and the Company have executed and delivered this certificate as of the _____ day of _________,_____.

                                    FIFTH THIRD BANK, as Trustee

                                    By:_____________________________
                                    Its:____________________________

                                    ADAM WUEST CORPORATION,
                                    as successor in interest to Adam Wuest
                                    Realty Inc. and Adam Wuest, Inc.

                                    By:_____________________________
                                    Its:____________________________

                                    EXHIBIT 7

             CERTIFICATE OF ACCEPTANCE OF ALTERNATE LETTER OF CREDIT

First Union National Bank
Attn: Standby Letter of Credit Department
8739 Research Drive - URP4
Charlotte, NC 28262

            Re:   Irrevocable Letter of Credit No. SM416161C

Ladies and Gentlemen:

      The undersigned, a duly authorized officer of Fifth Third Bank, as Trustee (the "Trustee"), and a duly authorized officer of Adam Wuest Corporation (the "Company") (as successor in interest to Adam Wuest Realty, Inc. and Adam Wuest, Inc., hereby certify to First Union National Bank (the "Bank") with reference to First Union National Bank's Irrevocable Letter of Credit No. SM416161C (the "Letter of Credit," the capitalized terms defined therein and not defined herein being used as therein defined) issued by the Bank in favor of the Trustee that:

      (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

      (2) An Alternate Letter of Credit (as defined in the Indenture) has been accepted by the Trustee.

      (3) The undersigned officer is duly authorized to sign this certificate on behalf of the Trustee and on behalf to the Company, respectively.

      IN WITNESS WHEREOF, the Trustee and the Company have executed and delivered this certificate as of the _____ day of _________,_____.

                                        FIFTH THIRD BANK, as Trustee

                                        By:_____________________________________
                                        Its:____________________________________


                                        ADAM WUEST CORPORATION, as successor in
                                        interest to Adam Wuest Realty, Inc. and
                                        Adam Wuest, Inc.

                                        By:_____________________________________
                                        Its:____________________________________

                                    EXHIBIT 8

First Union National Bank
Attn: Standby Letter of Credit Department
8739 Research Drive - URP4
Charlotte, NC 28262

            Re:   Irrevocable Letter of Credit No. SM416161C

Ladies and Gentlemen:

            For value received, the undersigned beneficiary hereby irrevocably transfers to:

                              (Name of Transferee)
                                    (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

            By this transfer, all rights of the undersigned beneficiary in and to such Letter of Credit are transferred to the transferee who shall have sole rights as beneficiary thereof, including sole rights relating to any amendments, whether in creases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

            If advise of such Letter of Credit is returned herewith, along with your customary transfer fee, and we ask you to endorse the transfer on the reverse thereof and forward it directly to the transferee with your customary notice of transfer.

                                        Very truly yours,


                                        ----------------------------------------
                                        Signature of  Beneficiary

SIGNATURE AUTHENTICATED


- -----------------------------------
            (Bank)


- ------------------------------
   (Authorized Signature)